SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K





                                 CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


                                September 29, 2003
                                  (Date of Report)



                                     ENERCORP, INC.
                   (Exact Name of Registrant as specified in its charter)


Colorado                         0-9083                           84-0768802
----------------               ------------                      ------------
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                 file number)            Identification Number)
incorporation or
organization)


32751 Middlebelt Road, Suite B
Farmington Hills, Michigan                                              48334
------------------------------                                 ---------------
(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number, including area code: (248) 851-5651


                             --------------------------
Former name or former address, if changed from last report:                N/A

Item 6.  Resignation of Director.

On October 14, 2003 Registrant accepted the resignation of Thomas W. Itin from his positions as Chairman, Director, CEO, COO, and President.

Item 5.  Other Information

On October 14, 2003, James C. Sargent, Esq. was elected Chairman and CEO of Registrant, and Dr. Jeffrey E. Rautio was elected President and COO of Registrant.

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 29, 2003

                               ENERCORP, INC.

                                By: \s\ Jeffrey E. Rautio
                                    -----------------------
                                      Jeffrey E. Rautio, President